SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 28, 2001
                                                        -----------------

                  FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  Pennsylvania
                                  ------------
                 (State or other jurisdiction of incorporation)

                0-14841                              22-2476703
                -------                              ----------
       (Commission File Number)           (IRS Employer Identification Number)

              One Franklin Plaza, Burlington, New Jersey 08016-4907
              -----------------------------------------------------
                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (609) 386-2500
                                                           --------------

ITEM 5. OTHER EVENTS

            On December 20, 2001, Franklin Electronic Publishers, Incorporated (the "Company") entered into a Waiver and Agreement with the holders of the Company's Senior Notes. Pursuant to the Waiver and Agreement, the Senior Note holders agreed to waive the Company's non-compliance with certain financial covenants contained in the Senior Note Agreement in exchange for the payment by the Company on or prior to December 31, 2001 (which payment was made by the Company on December 28, 2001) of $8,405,000 and the Company's agreement to prepay the balance due under the Senior Notes on or prior to March 31, 2002, together with accrued interest.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits:

            10.1 Waiver and Agreement, dated December 20, 2001 between the Company and the Senior Note holders.

            99.1  Press release dated January 2, 2002.

                                   SIGNATURES

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                FRANKLIN ELECTRONIC PUBLISHERS,
                                                INCORPORATED


                                                By:  /s/ Gregory J. Winsky
                                                   -----------------------------
                                                 Name: Gregory J. Winsky
                                                 Title: Executive Vice President

Date: January 2, 2002